EXHIBIT 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the accompanying Annual Report on Form 10-K/A for the year ended December 31, 2004 (the "Report") of Handy Hardware Wholesale, Inc. ("Handy") as filed with the Securities and Exchange Commission on June 9, 2005, each of the undersigned, in his or her capacity as an officer of Handy, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Handy.

    Dated:  June 9, 2005                  /s/ Don Jameson
                                          -----------------------------------
                                          Don Jameson
                                          President
                                          Chief Executive Officer




    Dated:  June 9, 2005                  /s/ Tina S. Kirbie
                                          -----------------------------------
                                          Tina S. Kirbie
                                          Executive Vice President
                                          Secretary and Treasurer
                                          Chief Financial Officer